INSURANCE PREMIUM FINANCING PAYABLE	6 Months Ended
Mar. 31, 2026
Insurance [Abstract]
INSURANCE PREMIUM FINANCING PAYABLE

6. INSURANCE PREMIUM FINANCING PAYABLE

On January 30, 2026, the Company entered into a premium financing agreement to fund an annual Director and Officer (D&O) insurance policy. The agreement provided for a total financed amount of $112,500, representing the premium balance after a down payment of $37,500. The note carries a finance charge of $4,667, resulting in total obligation of $117,167.

The note is payable in 9 equal monthly installments of $13,019, maturing on October 30, 2026. The total finance charge of $4,667 is amortized as interest expense over the term of the agreement within general and administrative in the statement of operations. As of March 31, 2026, the outstanding principal balance of this note, net of unamortized discount, was $87,500.